EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports 2010 Fourth-quarter Results and Normalized EPS of $0.43;
Achieves High-end of EBITDAR Guidance for the Year

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (March 1, 2011)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the fourth quarter and year ended Dec. 31, 2010.

Normalized results for the fourth-quarter period ended Dec. 31, 2010:

•
consolidated revenues rose 2.0 percent to $483.4 million, compared to the same period in 2009, driven by rate growth in nursing center business and volume growth in hospice and rehabilitation therapy business;

•	consolidated adjusted EBITDAR increased 3.3 percent to $66.0 million and adjusted EBITDAR margin grew 10 basis points to 13.6 percent compared to the same period in 2009;
•	diluted earnings per share from continuing operations was $0.43 on 25.8 million weighted- average diluted shares;
•	normalized free cash flow was $5.5 million, bringing full year 2010 normalized free cash flow to $68.4 million; and
•
results have been normalized to exclude $74.8 million of pre-tax restructuring costs, acquisition and disposal costs, and additions to reserves for prior-periods’ self-insurance and general liability matters.

Commenting on the Company’s fourth-quarter results, William A. Mathies, Sun’s chairman and chief executive officer, remarked, “I am pleased with our reported revenue and EBITDAR growth for the quarter and the year given the environmental challenges we faced in 2010 with the weak economy, soft census trends, reimbursement pressures and various regulatory changes affecting our sector. Our caregivers and leadership teams did an outstanding job embracing these challenges while maintaining their commitment to deliver quality care and achieving $250.6 million of normalized adjusted EBITDAR for fiscal 2010. In addition, we experienced positive admissions trends and rate growth in our nursing center business in alignment with our initiatives associated with caring for high-acuity short-stay patients.”

        Mathies added, “Our successful fourth-quarter completion of our previously announced restructuring was a milestone event for the Company in terms of creating stockholder value. With the restructuring now complete, I look forward to leading the Company in further value creation activities as we continue to grow our clinical capabilities and outcomes to assist our acute hospital partners in transitioning patients more quickly from acute care settings to our nursing centers. We remain committed to expanding our Rehab Recovery Suites® (RRS) footprint along with more aggressively investing in selected nursing centers to meet the needs of our markets and customer base. Our focus on growth will also include targeted acquisitions that expand our hospice business in synergistic markets and nursing center acquisitions that leverage our infrastructure.”

Segment Updates

On a year-over-year basis, revenue growth for the quarter in Sun’s inpatient services business totaled $8.2 million, or 1.9 percent. The inpatient services business reported normalized adjusted EBITDAR of $75.9 million for the quarter, with a normalized adjusted EBITDAR margin of 17.6 percent, up 40 basis points from the prior year. Our overall census and skilled mix for the quarter were down on a year-over-year basis by 150 basis points  and 120 basis points, respectively, although our ability to capture Medicare and managed care rate growth allowed us to improve our skilled revenue mix by 70 basis points.

Included in the inpatient segment, the SolAmor hospice business experienced same-store revenue growth of 2.1 percent with revenues increasing from $11.7 million in the fourth quarter of 2009 to $11.9 million in the fourth quarter of 2010, due to census expansion. SolAmor contributed $2.9 million of normalized adjusted EBITDAR for the quarter and a normalized adjusted EBITDAR margin of 24.7 percent. On Dec. 29, 2010, SolAmor completed the acquisition of Countryside Hospice Care, Inc., a Medicare-certified hospice company that provides services to approximately 200 hospice patients in Alabama and Georgia. With this acquisition, SolAmor expanded its hospice services to 10 states serving approximately 1,050 patients daily.

SunBridge continues to expand its RRS portfolio which targets short stay, high-acuity patients. At Dec. 31, 2010, RRS centers aggregated 1,992 beds, representing sequential quarter and year-over-year quarter bed increases of 20.9 percent and 30.3 percent, respectively. In 2011, the Company remains committed to this strategy and expects to develop an additional 600 beds, both in new locations and in existing RRS units.

SunDance, Sun’s rehabilitation therapy services business, experienced revenue growth of $6.5 million, or 14.0 percent, in the quarter on the strength of the 3.9 percent growth in revenue per contract coupled with growth in total contracts. For the quarter, SunDance reported adjusted EBITDAR of $2.6 million, down 4.9 percent from the prior year quarter due to the anticipated change in concurrent therapy reimbursement. For the fourth quarter, SunDance’s adjusted EBITDAR margin was down 100 basis points to 5.0 percent.

As expected, the implementation of the new Medicare payment system, the 1.7 percent market basket increase, the changes to concurrent therapy and the elimination of the look-back period were overall positive to the revenue growth and EBITDAR of the Company on a consolidated basis, notwithstanding the negative impact on SunDance’s EBITDAR margin. Experience to date affirms the Company’s positive view of the opportunity that these changes in the reimbursement system afford it, given its strategy of serving high-acuity patients, as well as the overall savings the changes should achieve for the Medicare program.

In line with the medical staffing industry as a whole, Sun’s medical staffing services business, CareerStaff, continued to be impacted negatively by the slow national economy. Accordingly, revenues from CareerStaff were down 3.5 percent to $22.7 million compared to revenues in the same quarter of 2009. Even with the challenging business environment, CareerStaff achieved adjusted EBITDAR of $1.5 million and an EBITDAR margin of 6.7 percent for the quarter.

Cash Flow and Capital Structure

       Sun ended 2010 with $81.2 million in cash and cash equivalents and $156.0 million of long-term debt. Sun’s normalized free cash flow for 2010 was $68.4 million after taking into account $53.5 million of cash used for capital expenditures in 2010 and after excluding the $15.1 million of cash used for debt redemption fees associated with the restructuring, the $26.9 million of cash used for professional fees associated with the restructuring and broker fees associated with the acquisition of Countryside.

Normalizing Items

Following approval by the stockholders of Sun’s former parent (“Old Sun”) in November, Old Sun successfully completed its previously announced restructuring involving the separation of its real estate assets and its operating assets into two separate, publicly traded companies. In connection with the restructuring transaction, the Company incurred pre-tax transaction costs totaling $29.1 million, consisting of legal, accounting and investment banker fees and related costs. The Company also incurred $29.2 million in pre-tax costs associated with the extinguishment of long-term debt in conjunction with the restructuring.

Normalization adjustments also include, on a pre-tax basis, the impact of $15.3 million of additions to reserves for prior periods’ self-insurance and general liabilities, $0.4 million of costs associated with the acquisition of Countryside, and $0.8 million of costs associated with the disposition of three nursing centers in the fourth quarter.

Affirmation of 2011 Guidance

The Company also announced that it is reaffirming its previously announced guidance for 2011.

Conference Call

As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Wednesday, March 2, 2011, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s results for the fourth quarter and year end of 2010.

      To listen to the conference call, dial (888) 299-7236 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on March 2, 2011, until 11:59 p.m. Eastern on April 1, 2011, by calling (888) 203-1112 and using access code 3702327.

About Sun Healthcare Group, Inc.

Sun Healthcare Group, Inc. (NASDAQ: SUNH) is a healthcare services company, serving principally the senior population, with consolidated annual revenues in excess of $1.9 billion and approximately 30,000 employees in 46 states. Sun's services are provided through its subsidiaries: as of Dec. 31, 2010, SunBridge Healthcare and its subsidiaries operate 164 skilled nursing centers,
16 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and eight mental health centers with an aggregate of 23,053 licensed beds in 25 states; SunDance Rehabilitation provides rehabilitation therapy services to affiliated and non-affiliated centers in 36 states; CareerStaff Unlimited provides medical staffing services in 39 states; and SolAmor Hospice provides hospice services in 10 states. For more information, go to www.sunh.com.

Forward-looking Statements

       Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Forward-looking statements in this release include all statements regarding the expected results of operations, growth opportunities and plans and objectives of management for future operations, including expectations concerning the expansion of the Company’s RRS portfolio, acquisitions and the impact of changes in the Medicare payment system. Factors that could cause actual results to differ are identified in filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; the impact that healthcare reform legislation will have on the Company's business;

the ability to maintain the occupancy rates and payor mix at the Company's healthcare centers; potential liability for losses not covered by, or in excess of, insurance; the effects of government regulations and investigations; the ability of the Company to collect its accounts receivable on a timely basis; the significant amount of the Company's indebtedness; covenants in debt agreements that may restrict the Company's activities, including the Company's ability to make acquisitions and incur more indebtedness on favorable terms; the impact of the current economic downturn on the business; increasing labor costs and the shortage of qualified healthcare personnel; and the Company's ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect the Company's business and financial results are included in Sun's filings made with the Securities and Exchange Commission, including its Annual Report on Forms 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com. There may be additional risks of which the Company is presently unaware or that it currently deems immaterial.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Sun cautions investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP recognized financial measures in the accompanying tables. In addition, the normalizing adjustments to adjusted EBITDAR, earnings per share and free cash flow as discussed in this press release and shown, together with normalizing adjustments to other financial measures, in the accompanying tables, are non-GAAP adjustments, and are reconciled to GAAP financial measures in the accompanying tables.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2010	December 31, 2009

Revenue	$483,418	$473,827

Depreciation and amortization	10,276	12,125

Interest expense, net	8,698	11,905

Pre-tax income (loss)	(48,956)	16,631

Income tax (benefit) expense	(17,026)	6,821

(Loss) income from continuing operations	(31,930)	9,810

Loss from discontinued operations	(446)	(1,135)

Net (loss) income	$(32,376)	$8,675

Diluted earnings per share	$(1.26)	$0.59

Adjusted EBITDAR	$28,114	$59,465
Margin - Adjusted EBITDAR	5.8%	12.5%

Adjusted EBITDAR normalized	$65,977	$63,870
Margin - Adjusted EBITDAR normalized	13.6%	13.5%

Adjusted EBITDA	$86	$41,093
Margin - Adjusted EBITDA	0.0%	8.7%

Adjusted EBITDA normalized	$37,949	$45,498
Margin - Adjusted EBITDA normalized	7.9%	9.6%

Pre-tax income continuing operations - normalized	$18,975	$21,468

Income tax expense - normalized	$7,779	$8,804

Income from continuing operations - normalized	$11,196	$12,664

Diluted earnings per share from continuing operations - normalized	$0.43	$0.86

Net income - normalized	$10,750	$11,842

Diluted earnings per share - normalized	$0.42	$0.80

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

1 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Revenue	$1,906,861	$1,880,776

Depreciation and amortization	48,008	45,453

Interest expense, net	43,064	49,327

Pre-tax income	248	72,696

Income tax expense	2,964	29,616

(Loss) income from continuing operations	(2,716)	43,080

Loss from discontinued operations	(1,934)	(4,409)

Net (loss) income	$(4,650)	$38,671

Diluted earnings per share	$(0.24)	$2.63

Adjusted EBITDAR	$205,722	$241,950
Margin - Adjusted EBITDAR	10.8%	12.9%

Adjusted EBITDAR normalized	$250,581	$250,655
Margin - Adjusted EBITDAR normalized	13.1%	13.3%

Adjusted EBITDA	$121,388	$168,822
Margin - Adjusted EBITDA	6.4%	9.0%

Adjusted EBITDA normalized	$166,247	$177,527
Margin - Adjusted EBITDA normalized	8.7%	9.4%

Pre-tax income continuing operations - normalized	$75,175	$82,705

Income tax expense - normalized	$30,637	$33,720

Income from continuing operations - normalized	$44,538	$48,985

Diluted earnings per share from continuing operations - normalized	$2.31	$3.33

Net income - normalized	$42,604	$45,237

Diluted earnings per share - normalized	$2.21	$3.07

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

2 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2010	December 31, 2009
	(audited)	(audited)
ASSETS

Current assets:
Cash and cash equivalents	$81,163	$104,483
Restricted cash	15,329	24,034
Accounts receivable, net	218,040	220,319
Prepaid expenses and other assets	16,859	21,757
Deferred tax assets	69,800	68,415

Total current assets	401,191	439,008

Property and equipment, net	139,860	622,682
Intangible assets, net	41,967	38,628
Goodwill	348,047	338,296
Restricted cash, non-current	350	3,317
Deferred tax assets	126,540	108,999
Other assets	23,803	20,264

Total assets	$1,081,758	$1,571,194

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$49,993	$57,109
Accrued compensation and benefits	61,518	58,953
Accrued self-insurance obligations, current portion	52,093	45,661
Other accrued liabilities	53,945	55,265
Current portion of long-term debt and capital lease obligations	11,050	46,416

Total current liabilities	228,599	263,404

Accrued self-insurance obligations, net of current portion	133,405	121,948
Long-term debt and capital lease obligations, net of current portion	144,930	654,132
Unfavorable lease obligations, net	9,815	12,663
Other long-term liabilities	52,566	69,983

Total liabilities	569,315	1,122,130

Stockholders' equity:
Preferred stock of $.01 par value, authorized 3,333,333 shares, zero shares were issued and outstanding as of December 31, 2010 and authorized 10,000,000 shares, zero shares were issued and outstanding as of December 31, 2009	-	-

Common stock of $.01 par value, authorized 41,666,667 shares, 24,973,693 shares issued and outstanding as of December 31, 2010 and authorized 125,000,000 shares, 43,764,240 shares issued and outstanding as of December 31, 2009	250	438
Additional paid-in capital	720,854	655,666
Accumulated deficit	(208,661)	(204,011)
Accumulated other comprehensive loss, net	-	(3,029)
	512,443	449,064
Total liabilities and stockholders' equity	$1,081,758	$1,571,194

3 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2010	December 31, 2009
	(unaudited)	(unaudited)

Total net revenues	$483,418	$473,827
Costs and expenses:
Operating salaries and benefits	273,556	266,522
Self-insurance for workers' compensation and general and professional liability insurance	27,104	18,122
Operating administrative costs	13,011	12,693
Other operating costs	98,660	97,422
Center rent expense	28,028	18,372
General and administrative expenses	16,273	14,011
Depreciation and amortization	10,276	12,125
Provision for losses on accounts receivable	4,583	5,592
Interest, net of interest income of $92 and $74, respectively	8,698	11,905
Loss on extinguishment of debt, net	29,221	-
Transaction costs	22,117	-
Loss on sale of assets, net	847	-
Restructuring costs	-	432
Total costs and expenses	532,374	457,196

(Loss) income before income taxes and discontinued operations	(48,956)	16,631
Income tax (benefit) expense	(17,026)	6,821
(Loss) income from continuing operations	(31,930)	9,810

Discontinued operations:
Loss from discontinued operations, net of related taxes	(446)	(1,136)
Gain on disposal of discontinued operations, net of related taxes	-	1
Loss from discontinued operations, net	(446)	(1,135)

Net (loss) income	$(32,376)	$8,675

Basic income per common and common equivalent share:
(Loss) income from continuing operations	$(1.24)	$0.67
Loss from discontinued operations, net	(0.02)	(0.08)
Net (loss) income	$(1.26)	$0.59

Diluted income per common and common equivalent share:
(Loss) income from continuing operations	$(1.24)	$0.67
Loss from discontinued operations, net	(0.02)	(0.08)
Net (loss) income	$(1.26)	$0.59

Weighted average number of common and common equivalent shares outstanding:
Basic	25,791	14,648
Diluted	25,791	14,746

4 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
	(audited)	(audited)

Total net revenues	$1,906,861	$1,880,776
Costs and expenses:
Operating salaries and benefits	1,077,859	1,056,265
Self-insurance for workers' compensation and general and professional liability insurance	70,806	63,740
Operating administrative costs	51,943	50,924
Other operating costs	390,008	384,655
Center rent expense	84,334	73,128
General and administrative expenses	60,842	62,068
Depreciation and amortization	48,008	45,453
Provision for losses on accounts receivable	20,568	21,174
Interest, net of interest income of $315 and $383, respectively	43,064	49,327
Loss on extinguishment of debt, net	29,221	-
Transaction costs	29,113	-
Loss on sale of assets, net	847	42
Restructuring costs	-	1,304
Total costs and expenses	1,906,613	1,808,080

Income before income taxes and discontinued operations	248	72,696
Income tax expense	2,964	29,616
(Loss) income from continuing operations	(2,716)	43,080

Discontinued operations:
Loss from discontinued operations, net of related taxes	(1,934)	(4,076)
Loss on disposal of discontinued operations, net of related taxes	-	(333)
Loss from discontinued operations, net	(1,934)	(4,409)

Net (loss) income	$(4,650)	$38,671

Basic income per common and common equivalent share:
(Loss) income from continuing operations	$(0.14)	$2.95
Loss from discontinued operations, net	(0.10)	(0.30)
Net (loss) income	$(0.24)	$2.65

Diluted income per common and common equivalent share:
(Loss) income from continuing operations	$(0.14)	$2.93
Loss from discontinued operations, net	(0.10)	(0.30)
Net (Loss) income	$(0.24)	$2.63

Weighted average number of common and common equivalent shares outstanding:
Basic	19,280	14,614
Diluted	19,280	14,714

5 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2010	December 31, 2009
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$(32,376)	$8,675
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt	14,126	-
Depreciation and amortization	10,279	12,128
Amortization of favorable and unfavorable lease intangibles	(493)	(474)
Provision for losses on accounts receivable	4,747	5,597
Loss on sale of assets, including discontinued operations, net	847	(2)
Stock-based compensation expense	1,552	1,425
Deferred taxes	(16,566)	8,984
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(6,445)	(12,959)
Restricted cash	331	1,817
Prepaid expenses and other assets	(2,341)	2,795
Accounts payable	1,786	3,433
Accrued compensation and benefits	574	(7,916)
Accrued self-insurance obligations	12,849	6,504
Income taxes payable	(1,605)	-
Other accrued liabilities	(8,643)	(11,721)
Other long-term liabilities	(872)	(1,401)
Net cash (used for) provided by operating activities	(22,250)	16,885

Cash flows from investing activities:
Capital expenditures	(12,040)	(12,854)
Acquisitions, net of cash acquired	(13,894)	(14,936)
Net cash used for investing activities	(25,934)	(27,790)

Cash flows from financing activities:
Borrowings of long-term debt	415,000	(2,043)
Principal repayments of long-term debt and capital lease obligations	(322,041)	-
Distribution to non-controlling interest	(36)	-
Distribution to Sabra Heatlh Care REIT, Inc.	(66,862)	-
Dividends to stockholders	(9,996)	-
Proceeds from issuance of common stock	(608)	26
Deferred financing costs	(24,460)	-
Net cash used for financing activities	(9,003)	(2,017)

Net (decrease) increase in cash and cash equivalents	(57,187)	(12,922)
Cash and cash equivalents at beginning of period	138,350	117,405
Cash and cash equivalents at end of period	$81,163	$104,483

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash (used for) provided by operating activities	$(22,250)	$16,885
Capital expenditures	(12,040)	(12,854)
Cash used for professional fees on restructuring	24,232	-
Cash used for early redemption fees	15,095	-
Cash used for broker fees on acquisitions	446	-
Normalized free cash flow	$5,483	$4,031

Normalized free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.  Normalized free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

6 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Twelve Months Ended	Twelve Months Ended
	December 31, 2010	December 31, 2009
	(audited)	(audited)

Cash flows from operating activities:
Net income	$(4,650)	$38,671
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt	14,126	-
Depreciation and amortization	48,023	45,465
Amortization of favorable and unfavorable lease intangibles	(1,945)	(1,824)
Provision for losses on accounts receivable	21,175	21,196
Loss on sale of assets, including discontinued operations, net	847	605
Stock-based compensation expense	6,300	5,810
Deferred taxes	(1,590)	27,003
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(18,945)	(33,547)
Restricted cash	3,176	10,628
Prepaid expenses and other assets	5,671	2,940
Accounts payable	(1,842)	(8,390)
Accrued compensation and benefits	2,519	(2,989)
Accrued self-insurance obligations	17,890	7,759
Other accrued liabilities	(9,919)	(3,196)
Other long-term liabilities	(928)	(1,223)
Net cash provided by operating activities	79,908	108,908

Cash flows from investing activities:
Capital expenditures	(53,528)	(54,312)
Purchase of leased real estate	-	(3,275)
Proceeds from sale of assets held for sale	-	2,174
Acquisitions, net of cash acquired	(13,894)	(14,936)
Net cash used for investing activities	(67,422)	(70,349)

Cash flows from financing activities:
Borrowings of long-term debt	435,500	20,822
Principal repayments of long-term debt and capital lease obligations	(590,939)	(46,292)
Payment to non-controlling interest	(2,025)	(311)
Distribution to non-controlling interest	(105)	(549)
Distribution to Sabra Heatlh Care REIT, Inc.	(66,862)	-
Dividends to stockholders	(9,996)	-
Proceeds from issuance of common stock	225,393	101
Deferred financing costs	(26,772)	-
Net cash used for financing activities	(35,806)	(26,229)

Net increase in cash and cash equivalents	(23,320)	12,330
Cash and cash equivalents at beginning of period	104,483	92,153
Cash and cash equivalents at end of period	$81,163	$104,483

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$79,908	$108,908
Capital expenditures	(53,528)	(54,312)
Cash used for professional fees on restructuring	26,436	-
Cash used for early redemption fees	15,095	-
Cash used for broker fees on acquisitions	446	-
Normalized free cash flow	$68,357	$54,596

Normalized free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.  Normalized free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

7 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA and EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2010	December 31, 2009
	(unaudited)	(unaudited)

Total net revenues	$483,418	$473,827

Net (loss) income	$(32,376)	$8,675

(Loss) income from continuing operations	(31,930)	9,810

Income tax (benefit) expense	(17,026)	6,821

Interest, net	8,698	11,905

Depreciation and amortization	10,276	12,125

EBITDA	$(29,982)	$40,661

Loss on extinguishment of debt, net	29,221	-

Loss on sale of assets, net	847	-

Restructuring costs	-	432

Adjusted EBITDA	$86	$41,093

Center rent expense	28,028	18,372

Adjusted EBITDAR	$28,114	$59,465

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss on extinguishment of debt, restructuring costs and loss on sale of assets, net.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense. Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBTIDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

8 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
	(audited)	(audited)

Total net revenues	$1,906,861	$1,880,776

Net (loss) income	$(4,650)	$38,671

(Loss) income from continuing operations	(2,716)	43,080

Income tax expense	2,964	29,616

Interest, net	43,064	49,327

Depreciation and amortization	48,008	45,453

EBITDA	$91,320	$167,476

Loss on extinguishment of debt, net	29,221	-

Loss on sale of assets, net	847	42

Restructuring costs	-	1,304

Adjusted EBITDA	$121,388	$168,822

Center rent expense	84,334	73,128

Adjusted EBITDAR	$205,722	$241,950

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before, loss on extinguishment of debt, restructuring costs and loss on sale of assets, net.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBTIDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended December 31, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$431,464	$29,889	$22,053	$12	$-	$483,418

Affiliated revenue	-	22,892	672	-	(23,564)	-

Total revenue	$431,464	$52,781	$22,725	$12	$(23,564)	$483,418

Income (loss) from continuing operations	$36,547	$2,315	$1,116	$(71,908)	$-	$(31,930)

Income tax expense	-	-	-	(17,026)	-	(17,026)

Interest, net	1,406	-	-	7,292	-	8,698

Depreciation and amortization	9,013	194	189	880	-	10,276

EBITDA	$46,966	$2,509	$1,305	$(80,762)	$-	$(29,982)

Loss on extinguishment of debt, net	-	-	-	29,221	-	29,221

Loss on sale of assets, net	847	-	-	-	-	847

Adjusted EBITDA	$47,813	$2,509	$1,305	$(51,541)	$-	$86

Center rent expense	27,667	133	228	-	-	28,028

Adjusted EBITDAR	$75,480	$2,642	$1,533	$(51,541)	$-	$28,114

Normalized Adjusted EBITDA	$48,259	$2,509	$1,305	$(14,124)	$-	$37,949
Normalized Adjusted EBITDAR	$75,926	$2,642	$1,533	$(14,124)	$-	$65,977

Adjusted EBITDA margin	11.1%	4.8%	5.7%			0.0%

Adjusted EBITDAR margin	17.5%	5.0%	6.7%			5.8%

Normalized Adjusted EBITDA margin	11.2%	4.8%	5.7%			7.9%

Normalized Adjusted EBITDAR margin	17.6%	5.0%	6.7%			13.6%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Year Ended December 31, 2010
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,697,444	$119,612	$89,765	$40	$-	$1,906,861

Affiliated revenue	-	86,476	2,036	-	(88,512)	-

Total revenue	$1,697,444	$206,088	$91,801	$40	$(88,512)	$1,906,861

Income (loss) from continuing operations	$149,900	$14,073	$5,595	$(172,284)	$-	$(2,716)

Income tax expense	-	-	-	2,964	-	2,964

Interest, net	9,493	-	(1)	33,572	-	43,064

Depreciation and amortization	43,333	678	732	3,265	-	48,008

EBITDA	$202,726	$14,751	$6,326	$(132,483)	$-	$91,320

Loss on extinguishment of debt, net	-	-	-	29,221	-	29,221

Loss on sale of assets, net	847	-	-	-	-	847

Adjusted EBITDA	$203,573	$14,751	$6,326	$(103,262)	$-	$121,388

Center rent expense	82,994	496	844	-	-	84,334

Adjusted EBITDAR	$286,567	$15,247	$7,170	$(103,262)	$-	$205,722

Normalized Adjusted EBITDA	$204,019	$14,751	$6,326	$(58,849)	$-	$166,247
Normalized Adjusted EBITDAR	$287,013	$15,247	$7,170	$(58,849)	$-	$250,581

Adjusted EBITDA margin	12.0%	7.2%	6.9%			6.4%

Adjusted EBITDAR margin	16.9%	7.4%	7.8%			10.8%

Normalized Adjusted EBITDA margin	12.0%	7.2%	6.9%			8.7%

Normalized Adjusted EBITDAR margin	16.9%	7.4%	7.8%			13.1%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended December 31, 2009
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$423,228	$27,303	$23,289	$7	$-	$473,827

Affiliated revenue	-	18,998	262	-	(19,260)	-

Total revenue	$423,228	$46,301	$23,551	$7	$(19,260)	$473,827

Income (loss) from continuing operations	$36,144	$2,506	$2,209	$(31,049)	$-	$9,810

Income tax expense	-	-	-	6,821	-	6,821

Interest, net	2,881	-	(1)	9,025	-	11,905

Depreciation and amortization	11,004	141	179	801	-	12,125

EBITDA	$50,029	$2,647	$2,387	$(14,402)	$-	$40,661

Restructuring costs	143	-	-	289	-	432

Adjusted EBITDA	$50,172	$2,647	$2,387	$(14,113)	$-	$41,093

Center rent expense	18,021	131	220	-	-	18,372

Adjusted EBITDAR	$68,193	$2,778	$2,607	$(14,113)	$-	$59,465
						-

Normalized Adjusted EBITDA	$54,577	$2,647	$2,387	$(14,113)	$-	$45,498
Normalized Adjusted EBITDAR	$72,598	$2,778	$2,607	$(14,113)	$-	$63,870

Adjusted EBITDA margin	11.9%	5.7%	10.1%			8.7%

Adjusted EBITDAR margin	16.1%	6.0%	11.1%			12.5%

Normalized Adjusted EBITDA margin	12.9%	5.7%	10.1%			9.6%

Normalized Adjusted EBITDAR margin	17.2%	6.0%	11.1%			13.5%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Year Ended December 31, 2009
(audited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,674,752	$105,366	$100,624	$34	$-	$1,880,776

Affiliated revenue	-	74,166	1,930	-	(76,096)	-

Total revenue	$1,674,752	$179,532	$102,554	$34	$(76,096)	$1,880,776

Income (loss) from continuing operations	$156,537	$11,078	$8,610	$(133,145)	$-	$43,080

Income tax expense	-	-	-	29,616	-	29,616

Interest, net	12,226	(2)	(2)	37,105	-	49,327

Depreciation and amortization	41,325	540	780	2,808	-	45,453

EBITDA	$210,088	$11,616	$9,388	$(63,616)	$-	$167,476

Loss on sale of assets, net	8	34	-	-	-	42

Restructuring costs	143	-	-	1,161	-	1,304

Adjusted EBITDA	$210,239	$11,650	$9,388	$(62,455)	$-	$168,822

Center rent expense	71,728	480	920	-	-	73,128

Adjusted EBITDAR	$281,967	$12,130	$10,308	$(62,455)	$-	$241,950

Normalized Adjusted EBITDA	$218,944	$11,650	$9,388	$(62,455)	$-	$177,527
Normalized Adjusted EBITDAR	$290,672	$12,130	$10,308	$(62,455)	$-	$250,655

Adjusted EBITDA margin	12.6%	6.5%	9.2%			9.0%

Adjusted EBITDAR margin	16.8%	6.8%	10.1%			12.9%

Normalized Adjusted EBITDA margin	13.1%	6.5%	9.2%			9.4%

Normalized Adjusted EBITDAR margin	17.4%	6.8%	10.1%			13.3%

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2010		2009		2010		2009
Consolidated Company

Revenues - Non-affiliated (in thousands)
Skilled Nursing and similar facilities	$418,993		$411,019		1,649,677		1,641,571
Hospice	11,901		11,654		45,533		30,903
Other - Inpatient Services	570		555		2,234		2,278
Inpatient Services	431,464		423,228		1,697,444		1,674,752

Rehabilitation Therapy Services	29,889		27,303		119,612		105,366
Medical Staffing Services	22,053		23,289		89,765		100,624
Other - non-core businesses	12		7		40		34
Total	$483,418		$473,827		$1,906,861		$1,880,776

Revenue Mix - Non-affiliated (in thousands)
Medicare	$145,477	30%	$137,511	29%	566,874	30%	554,570	29%
Medicaid	196,272	41%	194,035	41%	771,128	40%	753,393	40%
Private and Other	112,815	23%	112,702	24%	452,309	24%	454,126	25%
Managed Care / Insurance	23,518	5%	25,004	5%	96,153	5%	101,595	5%
Veterans	5,336	1%	4,575	1%	20,397	1%	17,092	1%
Total	$483,418	100%	$473,827	100%	$1,906,861	100%	$1,880,776	100%

Inpatient Services Stats

Number of centers:	200		200		200		200
Number of available beds:	22,243		22,166		22,243		22,166
Occupancy %:	86.6%		88.1%		87.0%		88.5%

Payor Mix % based on patient days:
Medicare - SNF Beds	14.1%		14.9%		14.9%		15.6%
Managed care / Ins. - SNF Beds	3.7%		4.1%		3.9%		4.1%
Total SNF skilled mix	17.8%		19.0%		18.8%		19.7%

Medicare	12.9%		13.5%		13.6%		14.2%
Medicaid	63.1%		61.7%		62.4%		60.7%
Private and Other	19.3%		20.0%		19.2%		20.3%
Managed Care / Insurance	3.4%		3.7%		3.6%		3.8%
Veterans	1.3%		1.1%		1.2%		1.0%

Revenue Mix % of revenues:
Medicare - SNF Beds	32.3%		31.1%		32.0%		32.4%
Managed care / Ins. - SNF Beds	5.8%		6.3%		6.0%		6.4%
Total SNF skilled mix	38.1%		37.4%		38.0%		38.8%

Medicare	32.6%		31.5%		32.3%		32.1%
Medicaid	45.5%		45.8%		45.4%		45.0%
Private and Other	15.3%		15.7%		15.5%		15.9%
Managed Care / Insurance	5.4%		5.9%		5.6%		6.0%
Veterans	1.2%		1.1%		1.2%		1.0%

Revenues PPD:
Medicare (Part A)	$515.62		$457.79		$476.59		$455.02
Medicare Blended Rate (Part A & B)	$558.85		$494.01		$517.05		$492.44
Medicaid	$174.59		$173.57		$173.62		$171.55
Private and Other	$184.23		$178.17		$184.77		$176.40
Managed Care / Insurance	$390.15		$370.11		$374.02		$372.93
Veterans	$239.33		$235.19		$240.88		$231.33

Rehab contracts

Affiliated	162		127		162		127
Non-affiliated	346		337		346		337

Average Qtrly Revenue per Contract (in thousands)	$104		$100		$101		$97

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 4th QUARTER 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 4th QUARTER 2010	$483,418	$28,114	$86	$(48,956)	$(31,930)	$(446)	$(32,376)
Percent of Revenue		5.8%	0.0%	-10.1%	-6.6%	-0.1%	-6.7%

Normalizing Adjustments:

Loss on sale of property	-	-	-	847	500	-	500
Loss on extinguishment of debt	-	-	-	29,221	17,240	-	17,240
Transaction costs related to acquisition	-	446	446	446	263	-	263
Prior periods' self-insurance costs and other general liability matters	-	15,300	15,300	15,300	9,027	-	9,027
REIT separation transaction costs	-	22,117	22,117	22,117	16,096	-	16,096

Normalized As Reported-4th QUARTER 2010	$483,418	$65,977	$37,949	$18,975	$11,196	$(446)	$10,750
Percent of Revenue		13.6%	7.9%	3.9%	2.3%	-0.1%	2.2%

As Reported					$(1.24)	$(0.02)	$(1.26)
Diluted EPS: As Normalized					$0.43	$(0.01)	$0.42

	AS REPORTED - 4th QUARTER 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported-4th QUARTER 2009	$473,827	$59,465	$41,093	$16,631	$9,810	$(1,135)	$8,675
Percent of Revenue		12.5%	8.7%	3.5%	2.1%	-0.2%	1.8%

Normalizing Adjustments:

Restructuring costs	-	-	-	432	255	-	255
Transaction costs related to acquisition	-	485	485	485	286	-	286
Prior periods' self-insurance costs	-	3,920	3,920	3,920	2,313	313	2,626

Normalized As Reported-4th QUARTER 2009	$473,827	$63,870	$45,498	$21,468	$12,664	$(822)	$11,842
Percent of Revenue		13.5%	9.6%	4.5%	2.7%	-0.2%	2.5%

As Reported					$0.67	$(0.08)	$0.59
Diluted EPS: As Normalized					$0.86	$(0.06)	$0.80

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of: loss on sale of property, loss on extinguishment of debt, transaction costs related to acquisition, prior periods' self-insurance costs and other general liability matters, REIT separation transaction costs and restructuring costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED -TWELVE MONTHS 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported-Twelve Months 2010	$1,906,861	$205,722	$121,388	$248	$(2,716)	$(1,934)	$(4,650)
Percent of Revenue		10.8%	6.4%	0.0%	-0.1%	-0.1%	-0.2%

Normalizing Adjustments:

Loss on sale of property	-	-	-	847	500	-	500
Loss on extinguishment of debt	-	-	-	29,221	17,240	-	17,240
Transaction costs related to acquisition	-	446	446	446	263	-	263
Prior periods' self-insurance costs and other general liability matters	-	15,300	15,300	15,300	9,027	-	9,027
REIT separation transaction costs	-	29,113	29,113	29,113	20,224	-	20,224

Normalized As Reported-Twelve Months 2010	$1,906,861	$250,581	$166,247	$75,175	$44,538	$(1,934)	$42,604
Percent of Revenue		13.1%	8.7%	3.9%	2.3%	-0.1%	2.2%

As Reported					$(0.14)	$(0.10)	$(0.24)
Diluted EPS: As Normalized					$2.31	$(0.10)	$2.21

	AS REPORTED - TWELVE MONTHS 2009
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported-Twelve Months 2009	$1,880,776	$241,950	$168,822	$72,696	$43,080	$(4,409)	$38,671
Percent of Revenue		12.9%	9.0%	3.9%	2.3%	-0.2%	2.1%

Normalizing Adjustments:

Restructuring costs	-	-	-	1,304	769	-	769
Transaction costs related to acquisition	-	485	485	485	286	-	286
Prior periods' self-insurance costs	-	8,220	8,220	8,220	4,850	661	5,511

Normalized As Reported-Twelve Months 2009	$1,880,776	$250,655	$177,527	$82,705	$48,985	$(3,748)	$45,237
Percent of Revenue		13.3%	9.4%	4.4%	2.6%	-0.2%	2.4%

As Reported					$2.93	$(0.30)	$2.63
Diluted EPS: As Normalized					$3.33	$(0.26)	$3.07

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of: loss on sale of property, loss on extinguishment of debt, transaction costs related to acquisition, prior periods' self-insurance costs and other general liability matters, REIT separation transaction costs and restructuring costs.

Normalizing adjustments do not include any adjustment for the August 2010 equity offering or the use of proceeds to pay down debt, avoiding interest expense.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16